EXHIBIT 99.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), the undersigned, John R. Gibson, Chairman of the Board of Directors, President and Chief Executive Officer of American Pacific Corporation, a Delaware corporation (the “Company”), does hereby certify, to his knowledge, that:

The Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2002 of the Company (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN R. GIBSON
John R. Gibson Chairman of the Board of Directors, President & Chief Executive Officer

August 8, 2002

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